UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2025 (April 16, 2025)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	001-36785	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registererd
Common Shares, No Par Value 6,530,646 Outstanding at April 17, 2025	SBFG	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of SB Financial Group, Inc. (“SB Financial”) was held on April 16, 2025, in Defiance, Ohio. At the close of business on the record date for the Annual Meeting (February 21, 2025), a total of 6,534,918 SB Financial common shares were outstanding and entitled to vote. A total of 4,843,547, or 74.11% of the outstanding common shares outstanding and entitled to vote, were represented in person or by proxy at the Annual Meeting. Provided below are the final voting results for the Annual Meeting.

Proposal No. 1:

The following directors were elected at the Annual Meeting for three-year terms expiring in 2028:

	Number of Votes
	For	Withheld	Broker Non-Votes
Richard L. Hardgrove	3,085,577	702,952	1,055,018
Mark A. Klein	3,612,921	175,608	1,055,018
William G. Martin	3,173,000	615,529	1,055,018

Proposal No. 2:

Shareholders holding a majority of the SB Financial common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 2, to ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of SB Financial Group for the fiscal year ending December 31, 2025:

Number of Votes

For	Against	Broker Non-Votes	Abstain
4,771,066	47,431	N/A	25,050

Proposal No. 3:

Shareholders holding a majority of the SB Financial common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 3, to consider and vote upon a non-binding advisory resolution to approve the compensation of SB Financial’s named executive officers:

Number of Votes

For	Against	Broker Non-Votes	Abstain
3,475,505	157,198	1,055,018	155,826

Proposal No. 4:

Shareholders holding a majority of the SB Financial common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 4, to vote upon the frequency of future advisory votes on compensation of our named executive officers.

Number of Votes

1 Year	2 Years	3 Years	Abstain
3,410,278	9,198	209,929	159,124

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: April 17, 2025	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Chief Financial Officer

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